UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: February 28, 2014

Courtney R. Taylor

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Corporate Bond FundSM Investment portfolio February 28, 2014 unaudited

Bonds, notes & other debt instruments 92.84%
Corporate bonds & notes 84.58%	Principal amount	Value
Financials 24.37%	(000)	(000)

Prologis, Inc. 6.125% 2016	$500	$ 562
Prologis, Inc. 4.25% 2023	500	512
Hospitality Properties Trust 5.125% 2015	250	255
Hospitality Properties Trust 6.70% 2018	400	451
Hospitality Properties Trust 4.50% 2023	250	249
JPMorgan Chase & Co. 1.35% 2017	350	352
JPMorgan Chase & Co. 3.875% 2024	500	506
Kimco Realty Corp. 5.70% 2017	650	727
Developers Diversified Realty Corp. 9.625% 2016	150	174
Developers Diversified Realty Corp. 7.50% 2017	200	233
Developers Diversified Realty Corp. 7.875% 2020	150	189
Goldman Sachs Group, Inc. 4.00% 2024	575	577
Goodman Funding Pty Ltd. 6.375% 2020[1]	500	572
American International Group, Inc. 4.125% 2024	500	515
Bank of America Corp. 4.10% 2023	200	206
Bank of America Corp. 4.125% 2024	300	307
Intercontinentalexchange, Inc. 4.00% 2023	485	507
Barclays Bank PLC 2.50% 2019	500	506
ERP Operating LP 4.75% 2020	425	470
UnumProvident Finance Co. PLC 6.85% 2015[1]	400	436
BPCE SA group 5.15% 2024[1]	350	352
Piedmont Operating Partnership LP 4.45% 2024	350	352
US Bancorp. 3.70% 2024	330	339
Corporate Office Properties LP 5.25% 2024	300	315
CNA Financial Corp. 3.95% 2024	300	303
BNP Paribas 2.40% 2018	300	303
Citigroup Inc. 3.875% 2023	300	301
Nordea Bank AB 4.875% 2021[1]	250	265
Rabobank Nederland 4.625% 2023	250	258
QBE Insurance Group Ltd. 2.40% 2018[1]	250	244
CME Group Inc. 5.30% 2043	200	224
UDR, Inc. 3.70% 2020	200	206
Westfield Group 3.375% 2022[1]	150	150
Leucadia National Corp. 5.50% 2023	135	142
		12,060
Utilities 16.20%

MidAmerican Energy Holdings Co. 2.00% 2018[1]	350	349
NV Energy, Inc 6.25% 2020	675	800
MidAmerican Energy Holdings Co. 5.15% 2043[1]	300	322
Teco Finance, Inc. 5.15% 2020	750	839
Entergy Corp. 4.70% 2017	250	266
Entergy Corp. 4.05% 2023	500	525
Progress Energy, Inc. 7.05% 2019	650	788
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Utilities (continued)	(000)	(000)

PG&E Corp. 2.40% 2019	$150	$ 151
Pacific Gas and Electric Co. 3.25% 2023	350	342
Pacific Gas and Electric Co. 3.75% 2024	250	253
CMS Energy Corp. 6.25% 2020	165	195
CMS Energy Corp. 3.875% 2024	250	254
CMS Energy Corp. 4.70% 2043	250	251
PSEG Power LLC 2.45% 2018	425	429
PSEG Power LLC 4.30% 2023	250	256
American Electric Power Co. 1.65% 2017	300	300
American Electric Power Co. 2.95% 2022	200	192
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	450	451
Xcel Energy Inc. 4.70% 2020	250	280
Commonwealth Edison Company 2.15% 2019	250	252
Comision Federal de Electricidad 4.875% 2024[1]	200	203
Virginia Electric and Power Co. 3.45% 2024	165	166
Puget Sound Energy, Inc., First Lien, 6.50% 2020	85	101
Puget Sound Energy, Inc., First Lien, 6.00% 2021	45	52
		8,017
Health care 9.48%

Express Scripts Inc. 3.125% 2016	750	785
Cardinal Health, Inc. 1.90% 2017	750	760
AbbVie Inc. 2.90% 2022	725	702
Thermo Fisher Scientific Inc. 4.15% 2024	500	515
Novartis Capital Corp. 3.40% 2024	500	503
Teve Pharmaceutical Finance Company BV, 2.95% 2022	425	397
Edwards Lifesciences Corp. 2.875% 2018	375	378
Mylan Laboratories Inc. 2.55% 2019	250	250
Medtronic, Inc. 3.625% 2024	200	203
Baxter International Inc. 3.20% 2023	200	197
		4,690
Energy 8.23%

Kinder Morgan Energy Partners, LP 3.50% 2023	725	687
Kinder Morgan Energy Partners, LP 5.50% 2044	100	101
Transocean Inc. 2.50% 2017	500	508
Transocean Inc. 3.80% 2022	225	214
Williams Partners L.P. 3.35% 2022	250	240
Williams Partners LP 5.40% 2044	250	254
CNOOC Finance (2013) Ltd. 3.00% 2023	400	363
Petróleos Mexicanos 6.50% 2041	150	162
Petróleos Mexicanos 6.375% 2045[1]	175	186
Western Gas Partners LP 4.00% 2022	350	346
Petrobras Global Finance Co. 3.00% 2019	100	96
Petrobras Global Finance Co. 5.625% 2043	250	212
TransCanada PipeLines Ltd. 3.75% 2023	275	278
Enbridge Inc. 4.00% 2023	225	228
Diamond Offshore Drilling, Inc. 4.875% 2043	200	198
		4,073
Consumer discretionary 8.18%

Dollar General Corp. 4.125% 2017	500	539
Dollar General Corp. 3.25% 2023	323	304
Thomson Reuters Corp. 1.30% 2017	350	350
Thomson Reuters Corp. 5.65% 2043	325	345
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer discretionary (continued)	(000)	(000)

Carnival Corp. 3.95% 2020	$ 650	$ 670
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	475	480
Viacom Inc. 5.85% 2043	400	441
Comcast Corp. 4.75% 2044	400	408
Ford Motor Credit Co. 4.375% 2023	200	208
Cox Communications, Inc. 4.50% 2043[1]	200	171
Time Warner Cable Inc. 4.00% 2021	125	130
		4,046
Consumer staples 6.01%

Altria Group, Inc. 2.85% 2022	750	705
Altria Group, Inc. 4.00% 2024	225	226
Reynolds American Inc. 3.25% 2022	500	476
Mondelez International, Inc. 4.00% 2024	350	356
Philip Morris International Inc. 3.60% 2023	350	348
ConAgra Foods, Inc. 3.20% 2023	350	334
Kroger Co. 6.40% 2017	250	289
Anheuser-Busch InBev NV 2.625% 2023	250	237
		2,971
Materials 3.74%

Glencore Xstrata LLC 4.125% 2023[1]	650	626
Xstrata Canada Financial Corp. 5.55% 2042[1,2]	125	121
Cliffs Natural Resources Inc. 3.95% 2018	425	432
Teck Resources Ltd. 5.40% 2043	360	342
Mosaic Co. 4.25% 2023	325	330
		1,851
Telecommunication services 3.67%

Verizon Communications Inc. 6.55% 2043	1,000	1,229
Orange SA 2.75% 2019	350	355
Orange SA 5.50% 2044	225	233
		1,817
Information technology 3.37%

International Business Machines Corp. 3.375% 2023	475	472
International Business Machines Corp. 3.625% 2024	135	136
Oracle Corp 3.625% 2023	525	534
Xerox Corp. 2.95% 2017	500	524
		1,666
Industrials 1.33%

Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	119	129
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	147	167
Burlington Northern Santa Fe LLC 3.00% 2023	250	239
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	105	122
		657
Total corporate bonds & notes		41,848
Bonds & notes of governments outside the U.S. 4.08%

Bermudan Government 4.854% 2024[1]	950	954
Spanish Government 4.00% 2018[1]	500	528
Indonesia (Republic of) 5.875% 2020[1]	250	276
United Mexican States Government Global 5.55% 2045	250	261
		2,019
Bonds, notes & other debt instruments
	Principal amount	Value
Municipals 2.16%	(000)	(000)

State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.995% 2020	$ 850	$ 845
State of Georgia, Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds (Build America Bonds),
Series 2010-A, 6.637% 2057[3]	200	225
		1,070
U.S. Treasury bonds & notes 2.02%

U.S. Treasury 0.625% 2016	1,000	1,001
Total bonds, notes & other debt instruments (cost: $45,223,000)		45,938
Preferred securities 1.00%

Miscellaneous 1.00%

Other preferred securities in initial period of acquisition		496
Total preferred securities (cost: $497,000)		496
Short-term securities 3.15%

Paccar Financial Corp. 0.08% due 3/26/2014	980	980
General Electric Co. 0.05% due 3/3/2014	580	580
Total short-term securities (cost: $1,560,000)		1,560
Total investment securities (cost: $47,280,000)		47,994
Other assets less liabilities		1,488
Net assets		$49,482

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,235,000, which represented 12.60% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2014 (dollars in thousands):

		Investment securities

		Level 1	Level 2	Level 3	Total

Assets:
	Bonds, notes & other debt instruments:
	Financials	$ —	$ 12,060	$—	$ 12,060
	Utilities	—	8,017	—	8,017
	Health care	—	4,690	—	4,690
	Energy	—	4,073	—	4,073
	Consumer discretionary	—	4,046	—	4,046
	Consumer staples	—	2,971	—	2,971
	Materials	—	1,851	—	1,851
	Telecommunication services	—	1,817	—	1,817
	Information technology	—	1,666	—	1,666
	Industrials	—	657	—	657
	Bonds & notes of governments outside the U.S.	—	2,019	—	2,019
	Municipals	—	1,070	—	1,070
	U.S.Treasury bonds & notes	—	1,001	—	1,001
	Preferred securities	496	—	—	496
	Short-term securities	—	1,560	—	1,560
Total		$496	$47,498	$—	$47,994

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 959
Gross unrealized depreciation on investment securities	(245)
Net unrealized appreciation on investment securities	714
Cost of investment securities for federal income tax purposes	47,280

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-032-0414O-S37763

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 28, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: April 28, 2014